UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2012

METROPOLITAN HEALTH NETWORKS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-32361	65-0635748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510 Boca Raton, Florida 33431
(Address of principal executive office)

Registrant’s telephone number, including area code: (561) 805-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached hereto as Exhibit 99.1 is a communication distributed to employees of Metropolitan Health Networks, Inc. (“Metropolitan” or the “Company”) on November 5, 2012. Attached hereto as Exhibit 99.2 is the script of a conference call held on November 5, 2012 with the employees of the Company. Attached as Exhibit 99.3 hereto is a letter from Michael M. Earley, the Chairman and Chief Executive Officer of the Company, which was posted to the “Investors” section of the Company’s website, www.metropolitanhealthnetworks.com, on November 6, 2012.

Additional Information and Where to Find It

In connection with the pending merger (the “Merger”) between the Company and Humana Inc. (“Humana”) and Miner Acquisition Subsidiary, Inc., a wholly-owned subsidiary of Humana (“Merger Subsidiary”), the Company intends to file with the U.S. Securities and Exchange Commission (“SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the Merger. The definitive proxy statement will be sent or given to the Company’s shareholders. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE MERGER, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. You may obtain a free copy of the proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC, at the SEC’s website at www.sec.gov. The proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may also be obtained for free by accessing the Company’s website, www.metcare.com under “About Us—For Investors—SEC Filings” or from the Company by contacting the Company at Metropolitan Health Networks, Inc., Attention: Roberto L. Palenzuela, General Counsel and Secretary, 777 Yamato Road, Suite 510, Boca Raton, Florida 33431, telephone number (561) 805-8500.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in favor of the pending Merger. Information about the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the pending transaction will be set forth in the proxy statement when it is filed with the SEC. You can find information about the Company’s directors and executive officers in its definitive proxy statement on Schedule 14A, filed with the SEC on May 3, 2012 and in the Company’s Annual Report on Form 10-K filed with the SEC on March 6, 2012, as amended on March 21, 2012. You can obtain free copies of these documents from the Company using the contact information above.

Safe Harbor Statement

Except for historical matters contained herein, statements made in this document (including the exhibits hereto) are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Without limiting the generality of the foregoing, words such as “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “would”, or “continue” or the negative other variations thereof or comparable terminology are intended to identify forward-looking statements. Such forward-looking statements include references to the Company’s announced transaction with Humana and Merger Subsidiary as well as statements about the Company’s and Humana’s plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. We do not undertake any responsibility to update any of these forward-looking statements to conform our prior statements to actual results or revised expectations, except as expressly required by law. Accordingly, you should not place any undue reliance on any of the forward-looking statements in this document and you should consider all of such information in light of the various risks identified in this document and in the reports filed by the Company with the SEC, as well as other information that the Company will provide with respect to the pending Merger.

Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to, (i) uncertainties as to the timing of the Merger; (ii) the Merger may not be consummated for a number of reasons, including as a result of the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, and the Company will incur significant fees and expenses regardless of whether the Merger is consummated; (iii) if the Merger is not consummated under certain specified circumstances, the Company may be required to pay Humana a termination fee of $16 million, plus up to $5.333 million in fees and expenses; (iv) the possibility that various closing conditions for the Merger may not be satisfied or waived, including the approval of the Merger by the Company’s shareholders and the prohibition, delay or refusal of a governmental authority to grant approval for the consummation of the Merger; and (v) other risks and uncertainties discussed in documents filed with the SEC by the Company, including the proxy statement and other relevant materials to be filed by the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Memorandum to Employees
99.2	Employee Conference Call Script
99.3	Letter from Michael M. Earley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN HEALTH NETWORKS, INC.

Date: November 6, 2012	By:	/s/ Roberto L. Palenzuela
Roberto L. Palenzuela
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Memorandum to Employees
99.2	Employee Conference Call Script
99.3	Letter from Michael M. Earley

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